May 29, 2020

Vanguard Energy Fund

Supplement Dated August 17, 2020, to the Prospectus and Summary Prospectus Dated May 29, 2020

The board of trustees of Vanguard Specialized Funds (the "Board") approved restructuring of the investment advisory team of Vanguard Energy Fund (the "Fund"), removing The Vanguard Group, Inc.'s Quantitative Equity Group ("QEG") as an investment advisor to the Fund. Wellington Management Company LLP ("Wellington") will serve as the Fund's sole advisor. All references to QEG, and all other details and descriptions regarding QEG's management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

The change in the Fund's investment advisory arrangement is expected to change the Fund's expense ratios to 0.33% for Investor Shares and 0.25% for Admiral™ Shares.

Additionally, in the fourth quarter of 2020, the Fund will change its primary benchmark to a custom market-cap weighted blend of the MSCI ACWI Energy Index and the MSCI ACWI Utilities Index to better reflect how Wellington intends to position the Fund within the energy industry (as currently described in the Prospectus and Summary Prospectus).

Prospectus and Summary Prospectus Text Changes

The following replaces a similar table under the heading "Fees and Expenses" in the Fund Summary section:

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Admiral Shares
Management Fees	0.31%	0.24%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.01%
Total Annual Fund Operating Expenses [1]	0.33%	0.25%
1	The expense information shown in the table has been restated to reflect estimated amounts.

In the same section, the following replaces a similar table under the heading "Examples":

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$34	$106	$185	$418
Admiral Shares	$26	$80	$141	$318

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PS 051A 082020